                                  EXHIBIT 23.1
                                  ------------


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We previously issued our report, accompanying the consolidated financial statements, incorporated herein by reference, of the Registrant and subsidiary on Form 10-KSB for the fiscal year ended December 31, 1995. We hereby consent to the incorporation by reference of said report in the Registration Statement on Form S-8 being filed with the Securities and Exchange Commission by the Registrant.



                              /s/ Grant-Schwartz Associates, CPA's
                              ------------------------------------



December 16, 1996